SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  October 24, 1997
                                                  (October 22, 1997)


                        SIMON PROPERTY GROUP, L.P.
              (Exact name of registrant as specified in its charter)


     Delaware                      33-98364                 35-1903854
    (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)             Identification No.)
    incorporation)


                         115 WEST WASHINGTON STREET
                           INDIANAPOLIS, INDIANA           46204
                          (Address of principal           (Zip Code)
                            executive offices)


Registrant's telephone number, including area code:   (317) 636-1600


                        Not Applicable
              (Former name or former address, if changed since last report)

          Item 5.   Other Events

           Simon Property Group, L.P. (the "Guarantor") is filing this Current Report on Form 8-K in connection with its guarantee of the due and punctual payment of the principal of, premium (if any) and interest on, and any other amounts payable with respect to, the Notes (as hereinafter defined) being issued by Simon DeBartolo Group, L.P. (the "Issuer"). The Issuer is offering and selling $150,000,000 aggregate principal amount of its 6-7/8% Notes due October 27, 2005 (the "Notes") pursuant to the joint registration statement on Form S-3 of the Issuer and the Guarantor (Registration No. 333-33545-01) (the "Registration Statement"), the Prospectus, dated October 15, 1997, and the related Prospectus Supplement, dated October 22, 1997.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

                     (c) The exhibits listed on the Exhibit Index on page 4 of this Report are filed as part of this Report and as part of the Registration Statement.

                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  October 24, 1997


                         SIMON PROPERTY GROUP, L.P.


                         By: Simon DeBartolo Group, Inc.,
                              General Partner


                         By:  /s/ James M. Barkley
                              James M. Barkley, Secretary
                              and General Counsel

                                 EXHIBIT INDEX



Exhibit No.              Description

     1.1   Underwriting Agreement, dated October 22, 1997

     1.2 Terms Agreement, dated October 22, 1997, relating to the Notes

     4.1   Form of  Fifth Supplemental Indenture relating to the Notes

     4.2   Form of 6-7/8% Notes due October 27, 2005

     5 Opinion of Baker & Daniels, special counsel to the Issuer and the Guarantor, as to the legality of the Notes

     23 Consent of Baker & Daniels (contained in the opinion filed as Exhibit 5 hereto)

                                                              EXHIBIT 1.1

                       SIMON DEBARTOLO GROUP, L.P.
                                   AND
                       SIMON PROPERTY GROUP, L.P.

                         UNDERWRITING AGREEMENT


                            Table of Contents

                                                                        Page

UNDERWRITING AGREEMENT                                                   1
 SECTION 1.  Representations and Warranties                              4
   (a)       Representations and Warranties by the Partnerships.         4
      (1)  Compliance with Registration Requirements                     4
      (2)  Incorporated Documents                                        5
      (3)  Independent Accountants                                       5
      (4)  Financial Statements                                          5
      (5)  No Material Adverse Change in Business                        6
      (6)  Good Standing of the Company                                  7
      (7)  Good Standing of the Operating Partnership                    7
      (8)  Good Standing of SPG, LP                                      8
      (9)  Good Standing of Simon DeBartolo Entities                     8
      (10) Good Standing of Property Partnerships                        9
      (11) Capitalization                                                9
      (12) Authorization of SPG, LP Partners' Equity                     9
      (13) Authorization of Debt Securities                             10
      (14) Authorization of the Guarantee                               10
      (15) Authorization of the Indenture                               11
      (16) Descriptions of the Underwritten Securities                  11
      (17) Authorization of this Underwriting Agreement and
            Terms Agreement                                             11
      (18) Absence of Defaults and Conflicts                            11
      (19) Absence of Labor Dispute                                     12
      (20) Absence of Proceedings                                       12
      (21) Accuracy of Exhibits                                         13
      (22) REIT Qualification                                           13
      (23) Investment Company Act                                       13
      (24) Intellectual Property                                        13
      (25) Absence of Further Requirements                              13
      (26) Possession of Licenses and Permits                           14
      (27) Title to Property                                            14
      (28) Environmental Laws                                           15
      (29) Tax Returns                                                  15
      (30) Environmental Consultants                                    16
      (31) Investment Grade Rating                                      16
   (b)       Officers' Certificates                                     16

  SECTION 2.  Sale and Delivery to Underwriters; Closing                16
   (a)       Underwritten Securities                                    16
   (b)       Option Underwritten Securities                             16
   (c)       Payment                                                    17
   (d)       Denominations; Registration                                17

  SECTION 3.  Covenants of the Partnerships                             18
   (a)      Compliance    with    Securities   Regulations and
             Commission Requests                                        18
   (b)       Filing of Amendments                                       18
   (c)       Delivery of Registration Statements                        18
   (d)       Delivery of Prospectuses                                   19
   (e)       Continued Compliance with Securities Laws                  19
   (f)       Blue Sky Qualifications                                    19
   (g)       Earnings Statement                                         20
   (h)       Reporting Requirements                                     20
   (i)       REIT Qualification                                         20
   (j)       Use of Proceeds                                            20
   (k)       Exchange Act Filings                                       20
   (l)       Supplemental Indentures                                    20
   (m)       Ratings                                                    20

  SECTION 4.  Payment of Expenses                                       21
   (a)       Expenses                                                   21
   (b)       Termination of Agreement                                   21

  SECTION 5.  Conditions of Underwriters' Obligations                   21
   (a)       Effectiveness of Registration Statement                    22
   (b)       Opinion of Counsel for Partnerships                        22
   (c)       Opinion of Counsel for Underwriters                        22
   (d)       Officers' Certificate                                      22
   (e)       Accountant's Comfort Letter                                23
   (f)       Bring-down Comfort Letter                                  23
   (g)       Ratings                                                    23
   (h)       No Objection                                               24
   (i)       Over-Allotment Option                                      24
   (j)       Additional Documents                                       25
   (k)       Termination of Terms Agreement                             25

  SECTION 6.  Indemnification                                           25
   (a)       Indemnification of Underwriters                            25
   (b)       Indemnification of the Partnerships, Directors  and
             Officers                                                   26
   (c)       Actions against Parties; Notification                      26
   (d)       Settlement without Consent if Failure to  Reimburse
                                                                        27

  SECTION 7.  Contribution                                              27

  SECTION 8. Representations, Warranties and Agreements to
             Survive Delivery                                           29

  SECTION 9. Termination                                                29
    (a)      Underwriting Agreement                                     29
    (b)      Terms Agreement                                            29
    (c)      Liabilities                                                29

  SECTION 10. Default by One or More of the Underwriters                30

  SECTION 11. Notices                                                   30

  SECTION 12. Parties                                                   31

  SECTION 13. Governing Law and Time                                    31

  SECTION 14. Effect of Headings                                        31

                       SIMON DEBARTOLO GROUP, L.P.
                    (a Delaware limited partnership)

                       SIMON PROPERTY GROUP, L.P.
                    (a Delaware limited partnership)


                             Debt Securities
                              together with
                              the Guarantee


                         UNDERWRITING AGREEMENT

                                                        October 22, 1997

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

      Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Operating Partnership") proposes to issue and sell up to $1,000,000,000 aggregate principal amount of its unsecured, unsubordinated debt securities (the "Debt Securities") from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.
The Debt Securities will be issued in one or more series under an indenture, dated as of November 26, 1996, (the "Initial Indenture"), between the Operating Partnership, the Guarantor (as defined below) and The Chase Manhattan Bank, as trustee (the "Trustee"). Each series of Debt Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements and any other variable terms established by or pursuant to the Initial Indenture, as the same may be amended or supplemented from time to time (the "Indenture"). Simon Property Group, L.P., a Delaware limited partnership and a subsidiary of the Operating Partnership ("SPG, L.P." or the "Guarantor" and, together with the Operating Partnership, the "Partnerships") will guarantee (the "Guarantee") the due and punctual payment of the principal of, premium, if any, interest on, and any other amounts payable with respect to, the Debt Securities, when and as the same shall become due and payable, whether at a maturity date, on redemption, by declaration of acceleration or otherwise. As used herein, "Securities" shall mean the Debt Securities together with the Guarantee.

      Whenever the Partnerships determine to make an offering of Securities through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or through an underwriting syndicate managed by Merrill Lynch, Merrill Lynch and the Partnerships will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, Merrill Lynch and such other underwriters, if any, selected by Merrill Lynch (the "Underwriters", which term shall include Merrill Lynch, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof); provided, that, the Partnerships are not obligated, and shall have complete and absolute discretion to determine if and when, to make any offering, to make any offering through Merrill Lynch or any other person, or to enter into any Terms Agreement. The Terms Agreement relating to the offering of Securities shall specify the aggregate principal amount of Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in
Section 10 hereof), the name of any Underwriter other than Merrill Lynch acting as co-manager in connection with such offering, the aggregate principal amount of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities. In addition, if applicable, such Terms Agreement shall specify whether the Partnerships have agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the aggregate principal amount of Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option
Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Partnerships and Merrill Lynch, acting for itself and, if applicable, as representative of any other Underwriters. Unless and until this Underwriting Agreement is amended or superseded, each offering of
Underwritten  Securities through Merrill Lynch as  sole  Underwriter  or through an underwriting syndicate managed by Merrill Lynch will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

      The Partnerships have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-33545-01) and pre-effective amendment no. 1 thereto for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Partnerships have filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus constituting a part thereof and the applicable prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Partnerships for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Partnerships file a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462 Registration Statement"), then, after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462 Registration Statement; provided, however, a prospectus supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of the Underwritten Securities which it relates, and provided, further, that if the Partnerships elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Partnerships in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

       All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained,"
"included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

      The term "subsidiary" means a corporation or a partnership, a majority of the outstanding voting stock or partnership interests, as the case may be, of which is owned or controlled, directly or
indirectly,         by         the        Operating         Partnership.
PARAGRAPH  NUMBERING  DEFINITION HERE     SECTION   Representations  and
Warranties.

a. Representations and Warranties by the Partnerships. The Partnerships represent and warrant, jointly and severally, to Merrill Lynch, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

        1. Compliance with Registration Requirements. The Partnerships meet the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Partnerships, are contemplated by the Commission or the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Partnerships, threatened by the Commission or the state securities authority of any jurisdiction. In addition, the Indenture has been duly qualified under the 1939 Act.

                    At  the respective times the Registration Statement,
          any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the most recent Annual Report on Form 10-K of either of the Partnerships with the Commission (the "Form 10-Ks")) became effective and at each Representation Date, the Registration Statement, any
          Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at each Representation Date, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Partnerships elect to rely upon Rule 434 of the 1933 Act Regulations, the Partnerships will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Partnerships in writing by or on behalf of any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or to that part of the Registration Statement which constitutes the Trustee's Statement of Eligibility under the 1939 Act (the "Form T-1").


               Each preliminary prospectus and Prospectus filed as  part
          of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                    If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Partnerships have complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

        2. Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, and at each Representation Date, or during the period in which a prospectus is required to be delivered in connection with sales of Securities, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Partnerships in writing by or on behalf of any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or to the Form T-1.

        3. Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

        4. Financial Statements. The financial statements included, or incorporated by reference, in the Registration
          Statement  and  the  Prospectus,  together  with  the  related schedules  and  notes, as well as those financial  statements, schedules and notes of any other entity included therein, present fairly the financial position of the respective entity or entities or group presented therein at the respective dates indicated and the statement of operations, stockholders' equity and cash flows of such entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included, or incorporated by reference, in the Registration Statement and the Prospectus present fairly, in accordance with GAAP, the information required to be stated therein. The selected financial data, the summary financial information and other financial information and data included, or incorporated by reference, in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included, or incorporated by reference, in the Registration Statement and the Prospectus. In addition, any pro forma financial information and the related notes thereto included, or incorporated by reference, in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines and the guidelines of the American Institute of Certified Public Accountants ("AICPA") with respect to pro forma information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All historical financial statements and information and all pro forma financial statements and information required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations are included, or incorporated by reference, in the Registration Statement and the Prospectus.

        5. No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Partnerships, M.S. Management Associates, Inc., a Delaware corporation ("SPG Management Company"), M.S. Management Associates (Indiana), Inc., an Indiana corporation ("Management (Indiana)"), Simon MOA, Inc., an Indiana corporation ("MOA"), DeBartolo Properties Management, Inc., an Ohio corporation ("DRC Management Company," and together with SPG Management Company, Management (Indiana) and MOA, the "Management Companies") and Simon Property Group (Delaware), Inc., Jefferson Simon Property, Inc., SDG Forum Developers, Inc., DeBartolo Properties, Inc., DeBartolo Properties II, Inc. and DeBartolo Properties III, Inc. (collectively, the "Reit Subs") or any subsidiary of the Operating Partnership (other than any Property Partnership (as defined below)) not listed among the foregoing entities, (the Partnerships, the Management Companies, the Reit Subs and such subsidiaries being sometimes hereinafter collectively referred to as the "Simon DeBartolo Entities" and individually as a "Simon DeBartolo Entity"), or of any entity which owns any Portfolio Property (as such term is defined in the Prospectus) or any direct or indirect interest in any Portfolio Property (the "Property Partnerships") whether or not arising in the ordinary course of business, which would be material to the Partnerships, taken as a whole (anything which would be material to the Partnerships, taken as a whole, being hereinafter referred to as "Material;" and such a material adverse change, a "Material Adverse Effect"),
          (B) no casualty loss or condemnation or other adverse event with respect to the Portfolio Properties has occurred which would be Material, (C) there have been no transactions or acquisitions entered into by the Simon DeBartolo Entities or the Property Partnerships, other than those in the ordinary course of business, which would be Material, (D) except for distributions in amounts per unit that are consistent with past practices, there has been no distribution of any kind declared, paid or made by either of the Partnerships on any of its respective general, limited and/or preferred partnership interests and (E) there has been no change in the capital stock of the corporate Simon DeBartolo Entities or in the partnership interests of either of the Partnerships or any Property Partnership, or any increase in the indebtedness of the Simon DeBartolo Entities, the Property Partnerships or the Portfolio Properties which would be Material.

        6. Good Standing of the Company. Simon DeBartolo Group, Inc., a Maryland corporation (the "Company"), has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

        7. Good Standing of the Operating Partnership. The Operating Partnership is duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the requisite power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the applicable Terms Agreement. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. SD Property Group, Inc., an Ohio corporation ("SD Property") is the managing general partner of the Operating Partnership and the Company is a general partner of the Operating Partnership. The amended and restated agreement of limited partnership of the Operating Partnership (the "OP Partnership Agreement") is in full force and effect in the form in which it was incorporated by reference as an exhibit to the Company's Registration Statement on Form S-3 (No. 333-11431), except for subsequent amendments relating to the admission of new partners to the Operating Partnership and the issuance of preferred units to the Company.

        8. Good Standing of SPG, LP. SPG, LP is duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the requisite power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the applicable Terms Agreement. SPG, LP is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. The Company is the sole general partner of SPG, L.P. The amended and restated agreement of limited partnership of SPG, L.P. (the "SPG, L.P. Partnership Agreement") is in full force and effect in the form in which it was filed as an exhibit to the Company's Registration Statement on Form S-4 (No. 333-06933), except for subsequent amendments relating to the admission of new partners to SPG, L.P.

        9. Good Standing of Simon DeBartolo Entities. Each of the Simon DeBartolo Entities other than the Partnerships has been duly organized and is validly existing as a corporation, limited partnership, limited liability company or other entity, as the case may be, in good standing under the laws of the state of its jurisdiction of incorporation or organization, as the case may be, with the requisite power and authority to own, lease and operate its properties, and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus. Each such entity is duly qualified or registered as a foreign corporation, limited partnership or limited liability company or other entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other equity interests of each such entity has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including without limitation, federal or state securities laws) and are owned by the Company, the Management Companies or the Partnerships, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (collectively, "Liens"). No shares of capital stock or other equity interests of such entities are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock or other equity interests of such entities and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of such entities, except as disclosed in the Prospectus. No such shares of capital stock or other equity interests of such entities were issued in violation of preemptive or other similar rights arising by operation of law, under the charter or bylaws of such entity or under any agreement to which any Simon DeBartolo Entity is a party.

       10. Good Standing of Property Partnerships. Each of the Property Partnerships is duly organized and validly existing as a limited or general partnership, as the case may be, in good standing under the laws of its respective jurisdiction of formation. Each of the Property Partnerships has the requisite power and authority to own, lease and operate its properties, and to conduct the business in which it is engaged. Each of the partnership agreements of the Property Partnerships is in full force and effect. Each of the Property Partnerships is duly qualified or registered as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect.

       11. Capitalization. If the Prospectus contains a "Capitalization" section, the issued and outstanding units of general, limited and/or preferred partner interests of the Operating Partnership ("partners' equity") and the total consolidated debt of the Operating Partnership ("debt") is as set forth in the column entitled "Historical", (except for subsequent issuances thereof, if any, contemplated under this Underwriting Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).

       12. Authorization of SPG, LP Partners' Equity. All the issued and outstanding units of general, limited and/or preferred partner interests of SPG, LP ("SPG, LP partners' equity") have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws). There are no outstanding securities convertible into or exchangeable for any units of SPG, LP partners' equity and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for units of SPG, LP partners' equity.

       13. Authorization of Debt Securities. The Debt Securities being sold pursuant to the applicable Terms Agreement have been, or as of the date of such Terms
          Agreement will have been, duly authorized by the Operating Partnership for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered by the Operating Partnership pursuant to the Underwriting Agreement and the applicable Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding, unsecured obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States. Such Underwritten Securities will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the applicable Indenture. Such Underwritten Securities rank and will rank on a party with all unsecured indebtedness (other than subordinated indebtedness) of the Operating Partnership that is outstanding on a Representation Date or that may be incurred thereafter and senior to all subordinated indebtedness that is outstanding on a Representation Date or that may be incurred thereafter, except that such Underwritten Securities will be effectively subordinate to the prior claims of each secured mortgage lender to any specific Portfolio Property which secures such lender's mortgage and any claims of creditors of entities wholly or partly owned, directly or indirectly, by the Operating Partnership.

       14. Authorization of the Guarantee. The Guarantee being sold pursuant to the applicable Terms Agreement has been, or as of the date of such Terms Agreement will have been, duly authorized by the Guarantor for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. The Guarantee, when issued and authenticated in the manner provided for in the applicable Indenture and delivered by the Guarantor pursuant to the Underwriting Agreement and the applicable Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding, unsecured obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to the Guarantee of any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States. The Guarantee will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the applicable Indenture.

       15. Authorization of the Indenture. For the Underwritten Securities and the related Guarantee being sold pursuant to the applicable Terms Agreement, the Indenture has been, or prior to the issuance of the Debt Securities and the related Guarantee thereunder will have been, duly authorized, executed and delivered by the Partnerships and, upon such authorization, execution and delivery, will constitute a valid and legally binding agreement of the Partnerships, enforceable against the Partnerships, as applicable, in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), (iii) requirements that a claim with respect to any Securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, or (iv) governmental authority to limit, delay or prohibit the making of payments outside the United States. The Indenture has been duly qualified under the 1939 Act and conforms, in all material respects, to the descriptions thereof contained in the Prospectus.

       16. Descriptions of the Underwritten Securities. The Underwritten Securities and the related Guarantee being sold pursuant to the applicable Terms Agreement and the Indenture, as of the date of the Prospectus, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement and will comply with all applicable legal requirements.

       17. Authorization of this Underwriting Agreement and Terms Agreement. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by each of the Partnerships and assuming due authorization, execution and delivery by Merrill Lynch, is enforceable against each of the Partnerships in accordance with its terms.

       18. Absence of Defaults and Conflicts. None of the Simon DeBartolo Entities or any Property Partnership is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement or other organizational document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which each entity is a party or by which or any of them may be bound, or to which any of its property or assets or any Portfolio Property may be bound or subject (collectively, "Agreements and Instruments"), except for such violations or defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement, the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by either of the Partnerships in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by each of the Partnerships with its obligations hereunder and thereunder have been duly authorized by all necessary partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Operating Partnership or any other Simon DeBartolo Entity or any Property Partnership pursuant to, any Agreements and Instruments, except for such conflicts, breaches, defaults, Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the respective partnership agreement and certificate of limited partnership of the Partnerships or the organizational documents of any other Simon DeBartolo Entity or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Operating Partnership, any other Simon DeBartolo Entity or any Property Partnership or any of their assets, properties or operations, except for such violations that would not have a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a material portion of such indebtedness by the Operating Partnership, any other Simon DeBartolo Entity or any Property Partnership.

       19. Absence of Labor Dispute. Except as otherwise described in the Registration Statement and the Prospectus, no labor dispute with the employees of the Operating
          Partnership  or  any  other  Simon  DeBartolo  Entity  or  any
          Property Partnership exists or, to the knowledge of the Partnerships, is imminent, and the Partnerships are not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which dispute or disturbance, in either case, may reasonably be expected to result in a Material Adverse Effect.

       20. Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Partnerships threatened against or affecting the Operating Partnership, any other Simon DeBartolo Entity thereof, or any Property Partnership or any officer or director of the Operating Partnership which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of this Underwriting Agreement, the applicable Terms Agreement or the Indenture or the transactions contemplated herein or therein. The aggregate of all pending legal or governmental proceedings to which the Operating Partnership or any other Simon DeBartolo Entity, or any Property Partnership is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

       21. Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required and the descriptions thereof or references thereto are correct in all Material respects and no Material defaults exist in the due performance or observance of any Material obligation, agreement, covenant or condition contained in any such contract or document.

       22. REIT Qualification. At all times since January 1, 1994 the Company has been, and upon the sale of the applicable Underwritten Securities, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code. At all times since January 1, 1994, SD Property and its predecessors have been organized and had operated in conformity with the requirements for qualification as a real estate investment trust under the Code.

       23. Investment Company Act. Each of the Operating Partnership, the other Simon DeBartolo Entities and the Property Partnerships is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

       24. Intellectual Property. To the knowledge of the Partnerships, none of the Simon DeBartolo Entities or the Property Partnerships is required to own, possess or obtain the consent of any holder of any trademarks, service marks, trade names or copyrights not now lawfully owned, possessed or licensed in order to conduct the business now operated by such entity.

       25. Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any other entity or person is necessary or required for the performance by each of the Partnerships of its obligations under this Underwriting Agreement, the applicable Terms Agreement or the Indenture or in connection with the transactions contemplated under this Underwriting Agreement, such Terms Agreement or the Indenture, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws or under the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD").

       26. Possession of Licenses and Permits. The Operating Partnership and the other Simon DeBartolo Entities and each Property Partnership possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except for such Governmental Licenses, the failure to obtain would not, singly or in the aggregate, result in a Material Adverse Effect. The Operating Partnership and the other Simon DeBartolo Entities and each Property Partnership are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect. Neither the Operating Partnership nor any of the other Simon DeBartolo Entities nor any Property Partnership has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

       27. Title to Property. The Operating Partnership, the other Simon DeBartolo Entities and the Property Partnerships have good and marketable title to the Portfolio Properties free and clear of Liens, except (A) as otherwise stated in the Registration Statement and the Prospectus, or referred to in any title policy for such Portfolio Property, or (B) those which do not, singly or in the aggregate, Materially (i) affect the value of such property or (ii) interfere with the use made and proposed to be made of such property by the Operating Partnership, any other Simon DeBartolo Entity or any Property Partnership. All leases and subleases under which the Operating Partnership, any other Simon DeBartolo Entity or any Property Partnerships hold properties are in full force and effect, except for such which would not have a Material Adverse Effect. Neither the Operating Partnership, the other Simon DeBartolo Entities nor the Property Partnerships has received any notice of any Material claim of any sort that has been asserted by anyone adverse to the rights of the Operating Partnership, any other Simon DeBartolo Entity or the Property Partnerships under any material leases or subleases, or affecting or questioning the rights of the Operating Partnership, such other Simon DeBartolo Entity or the Property Partnerships of the
          continued possession of the leased or subleased premises under any such lease or sublease, other than claims that would not have a Material Adverse Effect. All liens, charges, encumbrances, claims or restrictions on or affecting any of the Portfolio Properties and the assets of any Simon DeBartolo Entity or any Property Partnership which are required to be disclosed in the Prospectus are disclosed therein. None of the Simon DeBartolo Entities, the Property Partnerships or any tenant of any of the Portfolio Properties is in default under any of the ground leases (as lessee) or space leases (as lessor or lessee, as the case may be)
          relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Portfolio Properties, and neither of the Partnerships knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, in each case, other than such defaults that would not have a Material Adverse Effect. No tenant under any of the leases, pursuant to which either of the Partnerships or any Property Partnership, as lessor, leases its Portfolio Property, has an option or right of first refusal to purchase the premises demised under such lease, the exercise of which would have a Material Adverse Effect. Each of the Portfolio Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Portfolio Properties), except for such failures to comply that would not in the aggregate have a Material Adverse Effect. Neither of the Partnerships has knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to, the Portfolio Properties, except such proceedings or actions that would not have a Material Adverse Effect.

       28. Environmental Laws. Except as otherwise stated in the Registration Statement and the Prospectus and except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Operating Partnership, any of the other Simon DeBartolo Entities nor any Property Partnership is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree of judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous
          Materials (collectively, "Environmental Laws"), (B) the Operating Partnership, the other Simon DeBartolo Entities and the Property Partnerships have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Operating Partnership, any of the other Simon DeBartolo Entities or the Property Partnerships and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the
          Operating  Partnership,  any  of  the  other  Simon  DeBartolo
          Entities or any Property Partnership relating to any Hazardous Materials or the violation of any Environmental Laws.

       29. Tax Returns. Each of the Simon DeBartolo Entities and the Property Partnerships has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which an extension has been granted or the failure to so file would not have a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

       30.            Environmental   Consultants.     None    of    the
          environmental consultants which prepared environmental and asbestos inspection reports with respect to certain of the Portfolio Properties was employed for such purpose on a contingent basis or has any substantial interest in any Simon DeBartolo Entity or any Property Partnership and none of them nor any of their directors, officers or employees is connected with any Simon DeBartolo Entity or any Property
          Partnership as a promoter, selling agent, voting trustee, director, officer or employee.

       31. Investment Grade Rating. The Securities will have an investment grade rating from one or more nationally recognized statistical rating organizations at each applicable Representation Date.

b. Officers' Certificates. Any certificate signed by any officer of the Operating Partnership or any authorized representative of either of the Company, SPG, L.P. and SD Property and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

2.   SECTION 2 Sale and Delivery to Underwriters; Closing.

a. Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

b. Option Underwritten Securities. In addition, subject to the terms and conditions set forth therein, the Partnerships may grant, if so
 provided  in  the  applicable  Terms  Agreement,  an  option   to   the
 Underwriters, severally and not jointly, to purchase up to the aggregate principal amount of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any interest or redemption payments payable by the Operating Partnership on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by Merrill Lynch to the Partnerships setting forth the aggregate principal amount of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by Merrill Lynch and the Partnerships. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total aggregate principal amount of Option Underwritten Securities then being purchased which the aggregate principal amount of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total aggregate principal amount of Initial Underwritten Securities, subject to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional aggregate principal amount of Option Underwritten Securities.

c. Payment. Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the office of Rogers & Wells, or at such other place as shall be agreed upon by Merrill Lynch and the Partnerships, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Partnerships (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of Rogers & Wells, or at such other place as shall be agreed upon by Merrill Lynch and the Operating Partnership, on the relevant Date of Delivery as specified in the notice from Merrill Lynch to the Partnerships.
 Payment shall be made to the Operating Partnership by wire transfer of same day funds payable to the order of the Operating Partnership, against delivery to Merrill Lynch for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.


d. Denominations; Registration. The Underwritten Securities shall be in such denominations and registered in such names as Merrill Lynch may request in writing at least one full business day prior to the Closing
 Time  or  the  relevant  Date of Delivery, as the  case  may  be.   The
 Underwritten Securities will be made available for examination and packaging by Merrill Lynch in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.


     SECTION 3.     Covenants of the Partnerships.

     Each of the Partnerships covenants with Merrill Lynch and with each Underwriter participating in the offering of Underwritten Securities, as follows:

a)    Compliance  with  Securities Regulations and Commission  Requests.
 The Partnerships, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Representative(s) immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary
 prospectus,  or  of  the  suspension  of  the  qualification   of   the
 Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such
 purposes.   The Partnerships will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Partnerships will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.


b) Filing of Amendments. The Partnerships will give Merrill Lynch notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch or counsel for the Underwriters shall reasonably object.

c)     Delivery  of  Registration  Statements.   The  Partnerships  have
 furnished or will deliver to Merrill Lynch and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to Merrill Lynch and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

d) Delivery of Prospectuses. The Partnerships will deliver to each Underwriter, without charge, as many copies of each preliminary
 prospectus  as  such  Underwriter  may  reasonably  request,  and   the
 Partnerships hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Partnerships will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

e) Continued Compliance with Securities Laws. The Partnerships will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Partnerships, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Partnerships will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Partnerships will furnish to the Underwriters and counsel for the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

f)    Blue  Sky  Qualifications.  The Partnerships will use  their  best
 efforts,   in  cooperation  with  the  Underwriters,  to  qualify   the
 Underwritten Securities and any related Underlying Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that neither Partnership shall be obligated to file any general consent to service of process or to qualify or register as a foreign partnership or as a dealer in securities in any jurisdiction in which it is not so qualified or registered, or provide any undertaking or make any change in its charter or bylaws that the Board of Directors of SD Property or the Company, as applicable, reasonably determines to be contrary to the best interests of the Partnerships, respectively, and their respective unitholders or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities or any related Underlying Securities have been so qualified or registered, the Partnerships will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

g) Earnings Statement. The Partnerships will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement (in form complying with Rule 158 of the 1933 Act Regulations) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

h) Reporting Requirements. The Partnerships, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

i) REIT Qualification. The Company will use its best efforts to continue to meet the requirement to qualify as a "real estate investment trust" under the Code for the taxable year in which in which sales of the Underwritten Securities are to occur.

j) Use of Proceeds. The Operating Partnership will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."


k) Exchange Act Filings. During the period from each Closing Time until one year after such Closing Time, the Operating Partnership will deliver to Merrill Lynch, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Operating Partnership filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Operating Partnership as Merrill Lynch may reasonably request.

l)     Supplemental  Indentures.   In  respect  of  each  offering,  the
 Partnerships will execute a supplemental indenture designating the series of debt securities to be offered and its related terms and provisions in accordance with the provisions of the Indenture.

m) Ratings. The Partnerships will take all reasonable action necessary to enable Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, L.P. or any other nationally recognized statistical rating organization to provide their respective credit ratings of any Underwritten securities, if applicable.


     SECTION 4 Payment of Expenses.

a) Expenses. The Operating Partnership will pay all expenses incident to the performance of its obligations under this Underwriting Agreement and each applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, any Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities, or any certificates for the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Operating Partnership's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the reasonable fees and disbursements of any Trustee, and their respective counsel, (v) the qualification of the Underwritten Securities under state securities and real estate syndication laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, if applicable, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the NASD of the terms of the sale of the Underwritten Securities, and
 (ix) any transfer taxes imposed on the sale of the Underwritten Securities to the several Underwriters.

b) Termination of Agreement. If the applicable Terms Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 or Section 9(b)(i) or Section 10 hereof, the Operating Partnership shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.


     SECTION 5 Conditions of Underwriters' Obligations.

      The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Partnerships contained in Section 1 hereof or in certificates of any officer or authorized representative of the Partnerships or any other Simon DeBartolo Entity delivered pursuant to the provisions hereof, to the performance by the Partnerships of their covenants and other obligations hereunder, and to the following further conditions:

a)     Effectiveness   of  Registration  Statement.   The   Registration
 Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission or the state securities authority of any jurisdiction, and any request on the part of the Commission or the state securities authority of any jurisdiction for additional information shall have been complied with to the reasonable satisfaction of counsel to the
 Underwriters.   A  prospectus containing information  relating  to  the
 description of the Underwritten Securities and any related Underlying Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Partnerships have elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

b) Opinion of Counsel for Partnerships. At Closing Time, Merrill Lynch shall have received the favorable opinions, dated as of Closing
 Time,   of  Baker  &  Daniels,  special  securities  counsel  for   the
 Partnerships, Piper & Marbury, LLP, special Maryland counsel for the Company, Vorys, Sater, Seymour and Pease, special Ohio counsel to SD Property and James M. Barkley, the General Counsel of the Partnerships or such other counsel as is designated by the Operating Partnership in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, such opinion shall address such of the items set forth in Exhibits B-1, B-2, B-3 and B-4 hereto as may be relevant to the particular offering contemplated or to such further effect as counsel to the Underwriters may reasonably request.

c) Opinion of Counsel for Underwriters. At Closing Time, Merrill Lynch shall have received the favorable opinion, dated as of Closing Time, of Rogers & Wells, counsel for the Underwriters, or such other counsel as may be designated by Merrill Lynch together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (1) of Exhibit B-1 hereto, (2) (with respect to the first clause only), (3) (with respect to the first clause only), (4) (with respect to SD Property only and with respect to the first clause only) and (8) of Exhibit B-2 hereto, (1), (6), (7), (8) and the last three paragraphs of Exhibit B-3 hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to Merrill
 Lynch.   Such  counsel  may also state that, insofar  as  such  opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or authorized representatives of the Partnerships and the other Simon DeBartolo Entities and certificates of public officials.


d) Officers' Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnerships and the other Simon DeBartolo Entities considered as one enterprise, whether or not arising in the ordinary course of business, and Merrill Lynch shall have received a certificate of (x) the Chief Executive Officer, President or a Vice President and of the chief financial officer or chief accounting officer of the Company, as a general partner of the Operating Partnership and as the sole general partner of SPG, L.P. and
 (y) the Chief Executive Officer, President or a Vice-President of and the chief financial or accounting officer of SD Property, as managing general partner of the Operating Partnership, dated as of Closing Time, to the effect that (i) there has been no such material adverse change,
 (ii) the representations and warranties in Section 1 are true and correct, in all material respect, with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Partnerships have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission or by the state securities authority of any jurisdiction and (v) the Registration Statement and the Prospectus shall contain all statements that are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1993 Act and the 1993 Act Regulations; the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

e) Accountant's Comfort Letter. At the time of the execution of the applicable Terms Agreement, Merrill Lynch shall have received from Arthur Andersen LLP a letter, dated such date, in form and substance satisfactory to Merrill Lynch and counsel to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" as set forth in the AICPA's Statement on Auditing Standards 72 to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

f) Bring-down Comfort Letter. At Closing Time, Merrill Lynch shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

g)   Ratings.  At Closing Time and at any relevant Date of Delivery, the
 Underwritten  Securities  shall  have  the  ratings  accorded  by   any
 "nationally recognized statistical rating organization," as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Partnerships shall have delivered to Merrill Lynch a letter, dated as of such date, from each such rating organization, or other evidence
 satisfactory   to  Merrill  Lynch,  confirming  that  the  Underwritten
 Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in the rating assigned to the Underwritten Securities or any of SPG, LP's or the
 Operating   Partnership's  other  securities   by   any   such   rating
 organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the SPG, LP's or the Operating Partnership's other securities.

h) No Objection. If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

i) Over-Allotment Option. In the event that the Underwriters are granted an over-allotment option by the Operating Partnership in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Partnerships contained herein and the statements in any certificates furnished by the Partnerships hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, Merrill Lynch shall have received:

                A certificate dated such Date of Delivery, of (x) the Chief Executive Officer, President or a Vice President and the chief financial officer or chief accounting officer of the Company, as a general partner of the Operating Partnership and as the sole general partner of SPG, L.P. and (y) the Chief Executive Officer, President or a Vice-President and the chief financial or accounting officer of SD Property, as managing general partner of the Operating Partnership, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                The favorable opinions of Baker & Daniels special securities counsel for the Partnerships, Piper & Marbury, LLP, special Maryland counsel to the Company, Vorys, Sater, Seymour and Pease, special Ohio counsel to SD Property and James M. Barkley, General Counsel to the Partnerships, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                The favorable opinion of Rogers & Wells, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                A letter from Arthur Andersen LLP, in form and substance satisfactory to Merrill Lynch and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to Merrill Lynch pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

j) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Partnerships in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to Merrill Lynch and counsel for the Underwriters.

k)    Termination of Terms Agreement. If any condition specified in this
 Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by Merrill Lynch by notice to the Operating Partnership at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4, and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.





     SECTION 6.     Indemnification.

a) Indemnification of Underwriters. The Partnerships agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
 Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

     1. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     2. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Operating Partnership; and

     3. against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Operating Partnership by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

b) Indemnification of the Partnerships, General Partners, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Partnerships, each general partner of any Partnership (the "General Partners"), each of the General Partners' directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Partnerships or the General Partners within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration
 Statement   (or  any  amendment  thereto),  including  the  Rule   430A
 Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Operating Partnership by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Operating Partnership. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the
 indemnified  party) also be counsel to the indemnified  party.   In  no
 event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same
 jurisdiction   arising   out  of  the  same  general   allegations   or
 circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or
 Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel in accordance with the provisions hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
 Section 6(a)(2) effected without its written consent if (i) such settlement is entered into in good faith by the indemnified party more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.


     SECTION 7 Contribution.

      If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnerships, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnerships, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Partnerships, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Operating Partnership and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

      The relative fault of the Partnerships, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnerships or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Partnerships and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the General Partners, each officer of the General Partners who signed the Registration Statement, and each person, if any, who controls the Partnerships or the General Partners within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Partnerships. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement and not joint.


      SECTION  8  Representations, Warranties and Agreements to  Survive
Delivery.

      All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Partnerships or authorized representatives of each of the Partnerships or the General Partners submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Partnerships, and shall survive delivery of and payment for the Underwritten Securities.


     SECTION 9 Termination.

a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Partnerships or by Merrill Lynch upon the giving of 30 days' prior written notice of such termination to the other party hereto.

b) Terms Agreement. Merrill Lynch may terminate the applicable Terms Agreement, by notice to the Partnerships, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Operating Partnership and the other Simon DeBartolo Entities considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation thereof or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial, or economic conditions, in each case the effect of which is such as to make it, in the judgment of Merrill Lynch, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority,
 (iv) a banking moratorium has been declared by either Federal, New York, Delaware or Maryland authorities or (v) if the rating assigned by any nationally recognized statistical rating organization to any Debt Securities of the Operating Partnership as of the date of the applicable Terms Agreement shall have been downgraded since such date or if any such rating organization shall have publicly announced that it has placed any series of Debt Securities of the Operating Partnership under surveillance or review, with possible negative implications, as to the rating of such Debt Securities or any of SPG, LP's or the Operating Partnership's other securities.

c)    Liabilities.   If  this Underwriting Agreement or  the  applicable
 Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 10 and 13 hereof shall survive such termination and remain in full force and effect.


     SECTION 10     Default by One or More of the Underwriters.

      If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

     a) if the aggregate principal amount, of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

     b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Operating Partnership to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Partnerships with respect to the related Option Underwritten Securities, as the case may be, either Merrill Lynch or the Partnerships shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11     Notices.

      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1201, attention of Martin J. Cicco, Managing Director; and notices to the Simon DeBartolo Entities shall be directed to any of them at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, attention of Mr. David Simon, with a copy to Baker & Daniels, 300 North Meridian Street, Suite 2700, Indianapolis, IN 46204, attention of David C. Worrell, Esq.


     SECTION 12     Parties.

      This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the parties hereto and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Partnerships, the General Partners and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, the General Partners and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.


     SECTION 13     GOVERNING LAW AND TIME.

      THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.


     SECTION 14     Effect of Headings.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Operating Partnership a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between Merrill Lynch and each of the Partnerships in accordance with its terms.

                             Very truly yours,

                             SIMON DEBARTOLO GROUP, L.P.

                             By:  SD Property Group, Inc.,
                                  Managing General Partner

                                   By:    /s/ Steve Sterrett
                                   Name:  Steve Sterrett
                                   Title: Treasurer

                             SIMON PROPERTY GROUP, L.P.

                             By:  Simon DeBartolo Group, Inc.,
                                  General Partner

                                   By:    /s/ Steve Sterrett
                                   Name:  Steve Sterrett
                                   Title: Treasurer

CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED


By: /s/ Alex Rubin
    Name: Alex Rubin
    Title:  Authorized Signatory

                       SIMON DEBARTOLO GROUP, L.P.
                    (a Delaware limited partnership)

                             Debt Securities
                              together with
                              the Guarantee


                             TERMS AGREEMENT


                                                     __________ __, 1997

To:        Simon DeBartolo Group, L.P.
           Simon Property Group, L.P.
           National City Center
           115 West Washington Street
           Suite 15 East
           Indianapolis, Indiana 46204


Ladies and Gentlemen:

            We understand that Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Operating Partnership"), proposes to issue and sell $___,____,___ aggregate principal amount of debt securities (hereinafter the "Initial Underwritten Securities") as guaranteed by Simon Property Group, L.P., a Delaware limited partnership ("SPG, LP"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective number of Initial Underwritten Securities as guaranteed by SPG, LP set forth below opposite their names at the purchase price set forth below, and a proportionate share of Option Underwritten Securities (as defined in the Underwriting Agreement referred to below) as guaranteed by SPG, LP, set forth below, to the extent any are purchased.


                                            Principal Amount of
Underwriter                              Initial Underwritten
                                              Securities
Merrill Lynch, Pierce, Fenner &
Smith                                  $
    Incorporated

     Total                             $

           The Underwritten Securities shall have the following terms:



Title:
Rank:
Ratings:
Aggregate principal amount:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering:
If Fixed Price Offering, initial public offering price per share:      %
of the principal amount, plus accrued interest [amortized original issue discount], if any, from
Purchase  price  per  share:      % of principal  amount,  plus  accrued
interest [amortized original
issue  discount],  if  any, from (payable  in  next  day funds).
Form:
Lock-Up Provisions:
Other terms and conditions:
Closing date and location:

     All of the provisions contained in the document attached as Annex I hereto entitled "SIMON DEBARTOLO GROUP, L.P. AND SIMON PROPERTY GROUP, L.P. Debt Securities together with the Guarantee--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

      Please accept this offer no later than      o'clock P.M. (New York
City  time) on         by signing a copy of this Terms Agreement in  the
space set forth below and returning the signed copy to us.

                              Very truly yours,

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                           INCORPORATED


                              By:  ________________________________
                                   Name:
                                   Title:  Authorized Signatory

                Acting on behalf of itself and the other named Underwriters.


Accepted:

SIMON DEBARTOLO GROUP, L.P.

By:  SD Property Group, Inc.,
     Managing General Partner

     By:  ___________________________
          Name:
          Title:


SIMON PROPERTY GROUP, L.P.

By:  Simon DeBartolo Group, Inc.
     General Partner

     By:  ____________________________
          Name:
                                                       Title:Exhibit B-1


                    FORM OF OPINION OF THE COMPANY'S
                        SPECIAL MARYLAND COUNSEL
                       TO BE DELIVERED PURSUANT TO
                              SECTION 5(b)


1    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

2     The Underwriting Agreement, the applicable Terms Agreement and the
 Indenture, were duly and validly authorized by the Company, as general partner of SPG, LP, the proper officers of the Company have been duly authorized by the Company as general partner of SPG, LP, to execute and deliver the Underwriting Agreement, the applicable Terms Agreement and the Indenture, and, assuming they have been executed and delivered by any of such officers, the Underwriting Agreement, the Terms Agreement and the Indenture are duly and validly executed and delivered by the Company, as general partner of SPG, LP.

3     The  information  in Part II of the Registration  Statement  under
 "Indemnification of Directors and Officers" and such other information in the Prospectus Supplement and the 10-K as may be agreed upon from time to time by the Partnerships and Merrill Lynch to the extent that such information constitutes matters of Maryland law, descriptions of Maryland statutes, rules or regulations, summaries of Maryland legal matters, the Company's Charter and bylaws or Maryland legal proceedings, or legal conclusions of Maryland law, has been reviewed by them and is correct in all material respects.
                                                             Exhibit B-2


          FORM OF OPINION OF THE PARTNERSHIPS' GENERAL COUNSEL
                       TO BE DELIVERED PURSUANT TO
                              SECTION 5(b)


   1. The Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register or be in good standing would not result in a Material Adverse Effect.

   2. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the applicable Terms Agreement and the Indenture and is duly qualified or registered as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse
   Effect.   The  OP  Partnership Agreement has been  duly  and  validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except as such enforceability may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as rights to indemnity thereunder may be limited by applicable law.

   3. SPG, L.P. has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the applicable Terms Agreement and the Indenture and is duly qualified or registered as a foreign limited partnership to transact business and is in good
   standing  in  each  jurisdiction  in  which  such  qualification   or
   registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse
   Effect.   The SPG, LP Partnership Agreement has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except as such enforceability may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as rights to indemnity thereunder may be limited by applicable law.

   4. Each Simon DeBartolo Entity other than the Partnerships has been duly incorporated or organized and is validly existing as a corporation, limited partnership or other legal entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and is duly qualified or registered as a foreign corporation, limited partnership or other legal entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register or to be in good
   standing  would not result in a Material Adverse Effect.   Except  as
   otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or other equity interests of each Simon DeBartolo Entity other than the Partnerships has been duly authorized and is validly issued, fully paid and non-assessable and has been offered and sold in compliance with all applicable laws of the United States and the organizational laws of the jurisdictions of organization of such entity, and is owned by the Company, the Management Companies or the Partnerships, directly or through subsidiaries, in each case, free and clear of any Liens. There are no outstanding securities convertible into or exchangeable for any capital stock or other equity interests of such entities and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of such entities. None of the outstanding shares of capital stock or other equity interests of such entity was issued in violation of preemptive or other similar rights of any securityholder of such entity.

   5. Each of the Property Partnerships is duly organized and validly existing as a limited or general partnership, as the case may be, in good standing under the laws of its respective jurisdiction of formation, with the requisite power and authority to own, lease and operate its properties and to conduct the business in which it is
   engaged and proposes to engage as described in the Prospectus.   Each
   Property Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. The general or limited partnership agreement of each of the Property Partnerships has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except as such enforceability may be subject to (1)
   bankruptcy,   insolvency,  reorganization,   moratorium,   fraudulent
   conveyance or transfer or similar laws affecting creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as rights to indemnity thereunder may be limited by applicable law.

   6. The Indenture has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Partnerships and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Partnerships, enforceable against the Partnerships in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities (or with respect to the Guarantee thereof) denominated other than in U.S. Dollars (or a foreign currency or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States.

   7. The Debt Securities and the Guarantee being sold pursuant to the applicable Terms Agreement and the Indenture each conform, in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form contemplated by the Indenture.

   8. Neither the Operating Partnership nor any of the other Simon DeBartolo Entities nor any Property Partnership is in violation of its charter, by-laws, partnership agreement, or other organizational document, as the case may be, and no default by the Operating Partnership or any other Simon DeBartolo Entity or any Property Partnership exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement or the 10-K, except in each case for violations or defaults which in the aggregate are not reasonably expected to result in a Material Adverse Effect.

   9. The execution, delivery and performance of the Underwriting Agreement, the applicable Terms Agreement and the Indenture and the consummation of the transactions contemplated thereby did not and do not, conflict with or constitute a breach or violation of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any Portfolio Property, pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Partnerships or any Property Partnership is a party or by which it of any of them may be bound, or to which any of the assets, properties or operations of the Partnerships or any Property Partnership is subject, nor will such action result in any violation of the provisions of the charter, by-laws, partnership agreement or other organizational document of the Operating Partnership, any other Simon DeBartolo Entity or any Property Partnership or any applicable laws, statutes, rules or regulations of the United States or any jurisdiction of incorporation or formation of any of the Partnerships or any Property Partnership or any judgment, order, writ or decree binding upon the Operating Partnership, any other Simon DeBartolo Entity or any Property Partnership, which judgement, order, writ or decree, is known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Operating Partnership, any other Simon DeBartolo Entity or any Property Partnership or any of their assets, properties or operations, except for such conflicts, breaches, violations, defaults, events or Liens that would not result in a Material Adverse Effect.

   10. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Underwritten Securities and the Guarantee to the Underwriters under the Underwriting Agreement, the applicable Terms Agreement and the Indenture, except as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, or the by-laws and rules of the NASD (as to which such counsel expresses no opinion) or state securities laws (as to which such counsel expresses no opinion), or such as have been obtained.

   11. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or threatened, against or affecting the Operating Partnership or any other Simon DeBartolo Entity or any Property
   Partnership thereof which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated or incorporated by reference therein), or which might reasonably be expected to result in a Material Adverse Effect.

   12. All descriptions in the Registration Statement and the Prospectus of contracts and other documents to which the Operating Partnership or any other Simon DeBartolo Entity is a party are accurate in all material respects. To the best knowledge and information of such counsel, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

   13. To the best of such counsel's knowledge and information, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

      If the Prospectus Supplement to which the applicable Terms Agreement relates is the first Prospectus Supplement (the "First Prospectus Supplement") distributed under this Agreement, the opinions set forth in this Exhibit B-2 above with respect to the Property Partnerships shall only be required for those Property Partnerships that have acquired or developed Properties since July 22, 1997. For each Prospectus Supplement, distributed after the First Prospectus
   Supplement, such Property Partnership opinions shall only be required for those Property Partnerships that have acquired or developed Properties since the date of the Prospectus Supplement last preceding the Prospectus Supplement as to which the Opinions are being delivered.

                                                   Exhibit B-3


                  FORM OF OPINION OF THE PARTNERSHIPS'
                       SPECIAL SECURITIES COUNSEL
                       TO BE DELIVERED PURSUANT TO
                              SECTION 5(b)


1.    At  the time the Registration Statement became effective,  and  at each of the Representation Dates, the Prospectus, excluding (a) the documents incorporated by reference therein, (b) the financial statements and supporting schedules included and other financial data that are therein and (c) the Form T-1, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. In passing upon the compliance as to form of such documents, such counsel may assume that the statements made or incorporated by reference therein are complete and correct.

2. The documents filed pursuant to the 1934 Act and incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein and other financial data, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder. In passing upon compliance as to the form of such documents, such counsel may have assumed that the statements made or incorporated by reference therein are complete and correct.

3. The information in the Prospectus Supplement under "the Operating Partnership," "Recent Developments" and "Description of the Notes" and in the Prospectus under "The Operating Partnership," and "Description of Debt Securities" and any description of the Underwritten Securities included therein, and such other information in the Prospectus Supplement or in any Annual Report on Form 10-K of the Partnerships agreed upon from time to time by the Partnerships and Merrill Lynch, to the extent that it purports to summarize matters of law, descriptions of statutes, rules or regulations, summaries of legal matters, the Partnerships' organizational documents or legal proceedings, or legal conclusions, has been reviewed by such counsel, is correct and presents fairly the information required to be disclosed therein in all material respects. confirmed.

4. The Partnerships satisfy all conditions and requirements for filing the Registration Statement on Form S-3 under the 1933 Act and 1933 Act Regulations.

5. None of the Simon DeBartolo Entities or any Property Partnership is required to be registered as an investment company under the 1940 Act.

6.    The  Debt  Securities being sold pursuant to the applicable  Terms
Agreement have been duly authorized by SD Property as the managing general partner of the Operating Partnership for issuance and sale to the Underwriters pursuant to the Underwriting Agreement, the applicable Terms Agreement and the Indenture and, when issued and authenticated in the manner provided for in the Indenture and delivered by the Operating Partnership pursuant to the Underwriting Agreement and the applicable Terms Agreement against payment of the consideration set forth in the applicable Terms Agreement, (i) the Debt Securities will constitute valid and legally binding obligations of the Operating Partnership enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, (B) governmental authority to limit, delay or prohibit the making of payments outside the United States and (C) the enforceability of forum selection clauses in the federal courts, and (ii) each holder of the Debt Securities will be entitled to the benefits of the Indenture. The Debt Securities are in the form contemplated by the Indenture.

7. The Guarantee under the Indenture has been duly authorized by the Company, as the sole general partner of the Guarantor, for issuance and sale pursuant to the Underwriting Agreement and, when the Debt Securities and the Guarantee have been executed and authenticated in the manner provided for in the Indenture and delivered by the Operating Partnership pursuant to the Underwriting Agreement and the applicable Terms Agreement against payment of the consideration therefor specified in such Terms Agreement and the Guarantee is endorsed thereon in the manner provided for in the Indenture, the Guarantee will constitute a valid and legally binding obligation of the Guarantor, enforceable
against   the  Guarantor  in  accordance  with  its  terms,  except   as
enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to the Guarantee of any Debt Securities denominated other than in U.S. dollars (or a foreign currency or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, (B) governmental authority to limit, delay or prohibit the making of payments outside the United States, (C) the enforceability of forum selection clauses in the federal courts, and (D) any provision in the Guarantee purporting to preserve and maintain the liability of any party thereto despite the fact that the guaranteed debt is unenforceable due to illegality.

8. This Agreement, the applicable Terms Agreement and the Indenture were duly and validly authorized, executed and delivered by the Partnerships.

9. Commencing with the Company's taxable year beginning January 1, 1994, and ending on August 9, 1996, the Company (as Simon Property Group, Inc.) has been organized in conformity with the requirements for qualification and taxation as a "real estate investment trust" under the Code. Commencing August 9, 1996, the Company (as Simon DeBartolo Group, Inc.) has been organized in conformity with the requirements for qualification and taxation as a "real estate investment trust" under the Code.

     At the Underwriters' request, Baker & Daniels shall also confirm to the Underwriters that it has been informed by the Staff of the Commission that the Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

      In connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Partnerships and the independent public accountants for the Partnerships and the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed. On the basis of such participation and review, but without independent verification by such counsel of, and without assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to the attention of such counsel that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial data included therein and for the Form T-1, as to which such counsel need make no statement), at the time the Registration Statement or any post-effective amendment thereto became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and the schedules and other financial data included therein and for the Form T-1, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of Maryland and Ohio, upon the opinion of Piper & Marbury and Vorys, Sater, Seymour and Pease, respectively, special Maryland and Ohio counsel, respectively, to the General Partners (which opinion shall be dated and furnished to Merrill Lynch at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the counsel for the Underwriters may rely on such opinions as if it were addressed to them), and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Partnerships and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                             Exhibit B-4


                  FORM OF OPINION OF THE SD PROPERTY'S
                          SPECIAL OHIO COUNSEL
                       TO BE DELIVERED PURSUANT TO
                              SECTION 5(b)


     1. The Underwritten Securities, having the benefit of the Guarantee, have been duly authorized for issuance and sale pursuant to the Underwriting Agreement, the Terms Agreement and the Indenture.

 2. Each of the Underwriting Agreement, the applicable Terms Agreement and the Indenture has been duly and validly authorized by SD Property in its capacity as the managing general partner of the Operating Partnership, the proper officers of SD Property have been duly authorized on behalf of the Operating Partnership, in its capacity as the managing general partner thereof, to execute and deliver each of the
          Underwriting Agreement, the applicable Terms Agreement and the Indenture, and assuming they have been executed and delivered by any of such officer, each of the Underwriting Agreement, the Terms Agreement and the Indenture are duly and validly executed and delivered by SD
         Property in its capacity as the managing general partner of the
                                           Operating Partnership.Annex I


     [FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(e)]

We are independent public accountants with respect to the Operating Partnership within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

               (i) in our opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                (ii)  on the basis of procedures (but not an examination
     in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim [consolidated] financial statements of the Operating Partnership for the [three month periods ended __________, 19__, and __________, 19__, the three and six month periods ended __________, 19__, and __________, 19__, and the three and nine month periods ended __________, 19__, and __________, 19__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")]1 [, a reading of the unaudited interim [consolidated] financial statements of the Operating Partnership for the _____- month periods ended __________, 19__, and __________, 19__, included in the Registration Statement and the Prospectus (the "_____-month financials")]2 [, a reading of the latest available unaudited interim [consolidated] financial statements of the
     Operating Partnership],3 a reading of the minutes of all meetings of the stockholders and directors of the Operating Partnership [and its subsidiaries] and the Committees of the Operating Partnership's Board of Directors [and any subsidiary committees] since [day after end of last audited period], inquiries of certain officials of the Operating Partnership [and its subsidiaries] responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"),4 with respect to the [description of relevant periods]5 and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

               [(A) the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]6

                 [( ) the _____-month financials included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]7

               ( ) at [____________, 19__ and at]8 a specified date not more than five days9 prior to the date of the applicable Terms Agreement, there was any change in the __________ of the Operating Partnership [and its subsidiaries] or any decrease in the _________ of the Operating Partnership [and its subsidiaries] or any increase in the ___________ of the Operating Partnership [and its subsidiaries,]10 in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement and the Prospectus, except in each case for changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                 (   )   [for  the  period  from  ___________,  19__  to
          ___________, 19__ and]11 for the period from _________, 19__ to a specified date not more than five days prior to the date of the applicable Terms Agreement, there was any decrease in __________, ___________ or ___________,12 in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;

                (iii)      based upon the procedures set forth in clause
     (ii) above and a reading of the [Selected Financial Data] included in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived,]13 nothing came to our attention that caused us to believe that the [Selected Financial Data] included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the [Selected Financial Data] are not in agreement with the corresponding amounts in the audited [consolidated] financial statements for the respective periods or that the financial statements not included in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles];14

               (iv) we have compared the information in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein. Nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

                [(v) based upon the procedures set forth in clause (ii) above, a reading of the unaudited financial statements of the Operating Partnership for [the most recent period] that have not been included in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for __________________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited [consolidated] financial statements;]15

               [(vi)] we are unable to and do not express any opinion on the [Pro Forma Combining Statement of Operations] (the "Pro Forma Statement") included in the Registration Statement and the
     Prospectus  or  on  the  pro  forma  adjustments  applied  to   the
     historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

                    (A)  read the Pro Forma Statement;

                     (B) performed [an audit] [a review in accordance with SAS 71] of the financial statements to which the pro forma adjustments were applied;

                     (C)   made  inquiries of certain officials  of  the
               Operating Partnership who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                      (D)    proved  the  arithmetic  accuracy  of   the
               application   of  the  pro  forma  adjustments   to   the
               historical amounts in the Pro Forma Statement; and

          on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;16 and

                [(vii)] in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Operating Partnership;17 and

                [(viii)    in  addition,  we  [comfort  on  a  financial
     forecast that is included in the Registration Statement and the Prospectus.18]

     and (3) the possible issuance of shares of Common Stock upon the conversion of Series A Preferred Stock, the exchange of partnership interests in (a) the Operating Partnership ("OP Units") or (b) SPG, L.P. ("LP Units" and together with the OP Units, the "Units"), or upon the exchange of shares of Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock"), or upon the exchange of Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock"),



_______________________________
1    Include the appropriate dates of the 10-Q Financials.

2 Include if non-10-Q interim financial statements are included in the Registration Statement and the Prospectus.

3 Include if the most recent unaudited financial statements are not included in the Registration Statement and the Prospectus.

4 Note that a review in accordance with Statements on Auditing Standards ("SAS") No. 71 is required for an accountant to give negative assurance on interim financial information.
A review in accordance with SAS No. 71 will only be performed at the request of the Company and the accountant's report, if any, related to that review will be addressed only to the Company. Many companies have a SAS No. 71 review performed in connection with the preparation of their 10-Q financial statements. See Codification of Statements on Auditing Standards, AU 722 for a description of the procedures that constitute such a review. The comfort letter itself should recite that the review was performed and a copy of the report, if any, should be attached to the comfort letter. Any report issued pursuant to SAS No. 71 that is mentioned in the Registration Statement should also be included in the Registration Statement as an exhibit. If a review in accordance with SAS No. 71 has not and will not be performed by the accountants, they should be prepared to perform certain agreed-upon procedures on the interim financial information and to report their findings thereon in the comfort letter. See Codification of Statements on Auditing Standards, AU 622 for a discussion of reports related to the accountant's performance of agreed-upon procedures. Any question as to whether a review in accordance with SAS No. 71 will be performed by the accountants should be resolved early.

5 The relevant periods include all interim unaudited condensed consolidation financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

6 Include if the 10-Q Financials are incorporated by reference in the Registration Statement and the Prospectus.

7 Include if unaudited financial statements, not just selected unaudited data, are included in the Registration Statement and the Prospectus.

8 Include, and insert the date of most recent balance sheet of the Company, if those statements are more recent than the unaudited financial statements included in the Registration Statement and the Prospectus.

9 According to Example A of SAS No. 72, the specified date should be five calendar days prior to the date of the applicable Terms Agreement. However, in unusual circumstances, five business days may be used.

10     The  blanks  should be filled in with significant  balance  sheet items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain balance sheet items, including long-term debt, stockholders' equity, capital stock and net current assets.

11     Include, and insert dates to describe the period from the date of the most recent financial statements in the Registration Statement and the Prospectus to the date of the most recent unaudited financial statements of the Company, if those dates are different. Regardless of whether this language is inserted or not, the period including five days prior to the date of the applicable Terms Agreement should run from the date of the last financial statement included in the Registration Statement and the Prospectus, not from the later one that is not included in the Registration Statement and the Prospectus.

12     The blanks should be filled in with significant income statements items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain income statement items, including net sales, total and per share amounts of income before extraordinary items and of net income.

13     Include only if there are selected financial data that have  been derived from financial statements not included in the Registration Statement and the Prospectus.

14     In unusual circumstances, the accountants may report on "Selected
     Financial Data" as described in SAS No. 42, Reporting on Condensed Financial Statements and Selected Financial Data, and include in their report in the Registration Statement and the Prospectus the paragraph contemplated by SAS No. 42.9. This situation may arise only if the Selected Financial Data do not include interim period data and the five-year selected data are derived entirely from financial statements audited by the auditors whose report is included in the Registration Statement and the Prospectus. If the guidelines set forth in SAS No. 42 are followed and the accountant's report as included in the Registration Statement and the Prospectus includes the additional language prescribed by SAS No. 42.9, the bracketed language may be eliminated.

15     This  language should be included when the Registration Statement and the Prospectus include earnings or other data for a period after the date of the latest financial statements in the Registration Statement and the Prospectus, but the unaudited interim financial statements from which the earnings or other data is derived is not included in the Registration Statement and the Prospectus. The blank should be filled in with a description of the financial statement item(s) included.
16    If an audit or a review in accordance with SAS No. 71 has not been performed by the accountants with respect to the underlying historical financial statements, or if negative assurance on the Company's pro forma financial statements is not otherwise available, the accountants should be requested to perform certain other procedures with respect to such pro forma financial statements. See Example O of SAS No. 72.

17       This    language   is   intended   to   encompass   all   other
     financial/numerical information appearing in the Registration Statement and the Prospectus for which comfort may be given, including (but not limited to) amounts appearing in the Registration Statement and the Prospectus narrative and other summary financial data appearing in tabular form (e.g., the capitalization table).

18     Accountants' services with respect to a financial forecast may be in one of three forms: an examination of the forecast, a compilation of the forecast or the application of agreed-upon procedures to the forecast. If the accountant is to perform an examination of the forecast included in the Registration Statement and the Prospectus, delivery of the related report should be treated separately in Section 5(f) as follows (remember to change subsequent letters accordingly):

                (f) At the time that the applicable Terms Agreement is executed by the Company, you shall have received from _________________ a report, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such report for each of the other Underwriters, stating that, in their opinion, the forecasted financial statements for the [relevant period or periods] included in the Registration Statement and the Prospectus are presented in conformity with guidelines for presentation of a forecast established by the AICPA, and that the underlying assumptions provide a reasonable basis for management's forecast.

     If the accountant is to perform a compilation of the forecasted financial statements included in the Registration Statement and the Prospectus, delivery of the related report should be treated separately in Section 5(e) as follows:

                (f) At the time that the applicable Terms Agreement is executed by the Company, you shall have received from _________________ a report, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such report of each of the other Underwriters, stating that they have compiled the forecasted financial statements for the [relevant period or periods] included in the Registration Statement and the Prospectus in accordance with the guidelines established by the AICPA.

     Finally, if the accountant is to perform agreed-upon procedures on a forecast included in the Registration Statement and the Prospectus, SAS No. 72 requires that the accountant first prepare a compilation report with respect to the forecast and attach that report to the comfort letter. The accountant may then report on specific procedures performed and findings obtained.

                                                      Exhibit 1.2

                   SIMON DEBARTOLO GROUP, L.P.
                (a Delaware limited partnership)

                         Debt Securities

                         TERMS AGREEMENT

                                                 October 22, 1997

To:       Simon DeBartolo Group, L.P.
          Simon Property Group, L.P.
          National City Center
          115 West Washington Street
          Suite 15 East
          Indianapolis, Indiana 46204

Ladies and Gentlemen:

           We understand that Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Operating Partnership"), proposes to issue and sell $150,000,000 aggregate principal amount of debt securities (hereinafter the "Initial Underwritten Securities") as guaranteed by Simon Property Group, L.P., a Delaware limited partnership ("SPG, LP"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective number of Initial Underwritten Securities as guaranteed by SPG, LP set forth below opposite their names at the purchase price set forth below


                                            Principal Amount of
Underwriter                              Initial Underwritten Securities
Merrill Lynch, Pierce, Fenner &
Smith Incorporated                     $    60,000,000

J.P. Morgan Securities Inc.                 30,000,000
Lehman Brothers Inc.                        30,000,000
UBS Securities LLC                          30,000,000


     Total                             $   150,000,000

           The Underwritten Securities shall have the following terms:

        Title:               6   7/8%  Notes Due October 27, 2005
        Rank:               The Underwritten Securities will rank paripassu with
                             each other  and  with   all   other
                             unsecured      and     unsubordinated
                             indebtedness    of   the    Operating
                             Partnership    except    that     the
                             Underwritten   Securities   will   be
                             effectively subordinated to  (i)  the
                             prior    claims   of   each   secured
                             mortgage   lender  to  any   specific
                             Portfolio   Property  which   secures
                             such  lender's mortgage and (ii)  any
                             claims   of  creditors  of   entities
                             wholly  or partly owned, directly  or
                             indirectly,    by    the    Operating
                             Partnership.
        Ratings:                     Baa1  by  Moody's  Investor Service
                                     BBB  by  Standard & Poor's
                                     BBB+    by    Fitch Investors Service, L.P.
        Aggregate principal amount:  $150,000,000
        Currency of payment:         U.S. Dollars
        Interest rate or formula:    6  7/8% payable  semi-annually in arrears
        Interest payment dates:      Each  October 15 and  April 15
        Stated maturity date:        October 27, 2005
        Redemption provisions:  The Underwritten Securities  are  redeemable at time  at  the option of the Operating
                                 Partnership, in whole or in part,  at
                                 a  redemption price equal to the  sum
                                 of  (i)  the principal amount of  the
                                 Underwritten     Securities     being
                                 redeemed  plus  accrued  interest  to
                                 the  redemption  date  and  (ii)  the
                                 Make-Whole Amount, if any.
        Sinking fund requirements:   None
        Conversion provisions:       None
        Listing requirements:        None
        Black-out provisions:        None
        Guarantee:                   SPG, LP will guarantee  the
                                     due and  punctual  payment  of  the
                                     principal   of,  premium,   if   any,
                                     interest  on,  and any other  amounts
                                     payable   with   respect   to,    the
                                     Underwritten Securities, when and  as
                                     the same  shall  become   due   and
                                     payable, whether at a maturity  date,
                                     on redemption,  by  declaration  of
                                     acceleration or otherwise.
        Initial public offering price:      99.0000%   of   the
                            principal amount.
        Purchase price:                 98.3625%   of   principal
                            amount (payable in same day funds).
        Lock-Up Provisions:     None
        Other terms and conditions:        The       Underwritten
                            Securities  shall be in the  form  of
                            Exhibit  A  to the Fifth Supplemental
                            Indenture,  dated as of  October  27,
                            1997,  between  the Partnerships  and
                            The Chase Manhattan Bank.
        Closing date and location:    October  27,  1997  at  the
                            offices  of Rogers & Wells, 200  Park
                            Avenue, New York, New York 10166.

      All of the provisions contained in the document attached as Annex I hereto entitled "SIMON DEBARTOLO GROUP, L.P. AND SIMON PROPERTY GROUP, L.P.--Debt Securities together with the Guarantee Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

      Please  accept this offer no later than five  o'clock  P.M.
(New York City time) on October ___, 1997 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                              Very truly yours,

                               MERRILL  LYNCH, PIERCE, FENNER & SMITH
                                           INCORPORATED


                                       By: /s/Alex Rubin
                                       Name:  Alex Rubin
                                       Title: Authorized Signatory

              Acting  on  behalf of itself and  the  other named Underwriters.


Accepted:

SIMON DEBARTOLO GROUP, L.P.

By:  SD Property Group, Inc.,
     Managing General Partner

     By:  /s/ Steve Sterrett
          Name:  Steve Sterrett
          Title: Treasurer


SIMON PROPERTY GROUP, L.P.

By:  Simon DeBartolo Group, Inc.
     General Partner

     By:  /s/ Steve Sterrett
          Name:  Steve Sterrett
          Title: Treasurer

                                                      Exhibit 4.1



                   SIMON DEBARTOLO GROUP, L.P.
                             ISSUER

                               AND

                   SIMON PROPERTY GROUP, L.P.
                            GUARANTOR

                               TO

                    THE CHASE MANHATTAN BANK
                             TRUSTEE


                      ____________________


                  FIFTH SUPPLEMENTAL INDENTURE

                  DATED AS OF OCTOBER 27, 1997

                      ____________________


         $150,000,000 6 7/8% NOTES DUE OCTOBER 27, 2005


                    SUPPLEMENT TO INDENTURE,
                 DATED AS OF NOVEMBER 26, 1996,
                              AMONG
                   SIMON DEBARTOLO GROUP, L.P.
                   SIMON PROPERTY GROUP, L.P.
                               AND
                    THE CHASE MANHATTAN BANK,
                           AS TRUSTEE

           FIFTH SUPPLEMENTAL INDENTURE, dated as of October 27, 1997, among SIMON DEBARTOLO GROUP, L.P., a Delaware limited partnership (the "Issuer" or the "Operating Partnership"), having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, SIMON PROPERTY GROUP, L.P., a Delaware limited partnership (the "Guarantor") having its principal offices at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204 and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001.


                            RECITALS

            WHEREAS, the Issuer executed and delivered its Indenture (the "Original Indenture"), dated as of November 26, 1996, to the Trustee to issue from time to time for its lawful purposes debt securities evidencing its unsecured and unsubordinated indebtedness issued under the Original Indenture;

           WHEREAS,  the  Guarantor executed  and  delivered  the
Original  Indenture  to  the Trustee to  guarantee  the  due  and punctual payment of principal of, premium, if any, interest on, and any other amounts with respect to, each series of debt securities evidencing the unsecured and unsubordinated indebtedness of the Issuer, issued under the Original Indenture, when and as the same shall become due and payable, whether on an interest payment date, a maturity date, on redemption, by declaration of acceleration or otherwise;

           WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities, which shall be guaranteed by the Guarantor, and establish the form and terms and conditions thereof;

           WHEREAS, the Issuer intends by this Fifth Supplemental Indenture (i) to create a series of debt securities, in an aggregate principal amount of $150,000,000 entitled "Simon DeBartolo Group, L.P. 6 7/8% Notes due October 27, 2005 (the
"Notes"); and (ii) to establish the form and the terms and conditions of such Notes;

            WHEREAS, the Guarantor intends by this Fifth Supplemental Indenture to guarantee the due and punctual payment of principal of, premium, if any, interest on, and any other amounts with respect to, the Notes, when and as the same shall become due and payable, whether on an interest payment date, a maturity date, on redemption, by declaration of acceleration or otherwise (the "Guarantee");

           WHEREAS, the Board of Directors of SD Property  Group,
Inc., the managing general partner of the Issuer, has approved the creation of the Notes and the forms, terms and conditions thereof;

           WHEREAS,  the  Board of Directors of  Simon  DeBartolo
Group, Inc., the sole general partner of the Guarantor, has approved the creation of the Guarantee and the forms, terms and conditions thereof; and

           WHEREAS, all actions required to be taken under the Original Indenture with respect to this Fifth Supplemental
Indenture have been taken.

          NOW, THEREFORE IT IS AGREED:


                           ARTICLE ONE

           Definitions, Creation, Forms and Terms and
                     Conditions of the Notes

           SECTION 1.01 Definitions. Capitalized terms used in this Fifth Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. Certain terms, used principally in Article Two of this Fifth Supplemental Indenture, are defined in that Article. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

           "Global  Note" means a single fully-registered  global
note in book-entry form, without Coupons, substantially in the form of Exhibit A attached hereto.

            "Indenture"   means   the   Original   Indenture   as
supplemented by this Fifth Supplemental Indenture.

           "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value, as of the date of such redemption or accelerated payment of each Dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such Dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the Notes being redeemed or accelerated.

           "Notes"  means the Issuer's 6 7/8% Notes  due  October
27, 2005, initially issued in an aggregate principal amount of $150,000,000.

            "Reinvestment  Rate"  means  the  yield  on  treasury
securities at a constant maturity corresponding to the remaining life (as of the date of redemption and rounded to the nearest month) to Stated Maturity of the principal being redeemed (the "Treasury Yield"), plus .25%. For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release under the heading "Week Ending" for "U.S. Government Securities -- Treasury Constant Maturities" with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds to such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities, rounding each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Issuer.

           "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

           SECTION 1.02 Creation of the Notes. In accordance with Section 301 of the Original Indenture, the Issuer hereby creates the Notes as a separate series of its Securities issued pursuant to the Indenture. The Notes shall be issued in an aggregate principal amount of $150,000,000.

           SECTION 1.03 Form of the Notes. The Notes will be issued in the form of a Global Note which will be deposited with, or on behalf of, DTC and registered in the name of "Cede & Co" as the nominee of DTC. The Notes shall be substantially in the form of Exhibit A attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in such Global Note will be shown on, and transfers thereof will be effected only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

           SECTION 1.04 Terms and Conditions of the Notes. The Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Fifth Supplemental Indenture, and in particular, the following provisions shall be terms of the Notes:

           (a) Title and Aggregate Principal Amount. The title of the Notes shall be as specified in the Recitals; and the aggregate principal amount of the Notes shall be as specified in Section 1.02 of this Fifth Supplemental Indenture, except as permitted by
     Section 306 of the Original Indenture.

          (b) Stated Maturity. The Notes shall mature, and the unpaid principal thereon shall be payable, on October 27, 2005.
           (c)   Interest.   The  rate per  annum  at  which
     interest shall be payable on the Notes shall be 6 7/8%,
     and   such  interest  shall  accrue  beginning  October
     27, 1997. Interest on the Notes shall be payable semi-annually in arrears on each October 15 and April 15, commencing April 15, 1998 (each an "Interest Payment Date"), and on the Stated Maturity as specified in
     Section  1.04(b) of this Fifth Supplemental  Indenture,
     to  the  Persons  (the "Holders") in  whose  names  the
     applicable   Notes  are  registered  in  the   Security
     Register applicable to the Notes at the close of business 15 calendar days prior to such payment date regardless of whether such day is a Business Day (each, a "Regular Record Date"). Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

           (d) Sinking Fund, Redemption or Repayment. No sinking fund shall be provided for the Notes and the Notes shall not be repayable at the option of the Holders thereof prior to Stated Maturity. The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"), all in accordance with the provisions of Article Eleven of the Original Indenture.

          If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the Notes from and after the Redemption Date will be to receive payment of the Redemption Price upon surrender of such Notes in accordance with such notice.

           (e) Registration and Form. The Notes shall be issuable as Registered Securities in permanent global form, and the depositary with respect to the Notes shall initially be DTC. Principal and interest payments on Notes represented by a Global Note will be made to DTC or its nominee, as the case may be, as the registered Holder of such Global Note. All payments of principal and interest in respect of the Notes will be made by the Issuer in immediately available funds.

           (f)   Defeasance  and Covenant  Defeasance.   The
     provisions for defeasance in Section 1402 of the Original Indenture, and the provisions for covenant defeasance (which provisions shall apply, without limitation, to the covenants set forth in Article Two of this Fifth Supplemental Indenture) in Section 1403 of the Original Indenture, shall be applicable to the Notes.

           (g) Make-Whole Amount Payable Upon Acceleration. Upon any acceleration of the Stated Maturity of the Notes in accordance with Section 502 of the Original Indenture, the Make-Whole Amount on the Notes shall become immediately due and payable, subject to the terms and conditions of the Indenture.

          (h) Guarantee. The provisions of Article Seventeen of the Original Indenture shall be applicable to the Notes.




                           ARTICLE TWO

            Covenants for Benefit of Holders of Notes

           SECTION  2.01  Covenants for  Benefit  of  Holders  of
Notes.   The Operating Partnership covenants and agrees, for  the
benefit of the Holders of the Notes, as follows:

           (a) Limitations on Incurrence of Debt. The Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than intercompany debt (representing Debt to which the only parties are the Company (as defined below), the Operating Partnership and any of their Subsidiaries (but only so long as such Debt is held solely by any of the Company, the Operating Partnership and any Subsidiary) that is subordinate in right of payment to the Notes), if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt would be greater than 60% of the sum of (i) the Operating Partnership's Adjusted Total Assets (as defined below) as of the end of the fiscal quarter prior to the incurrence of such additional Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Debt.

            In addition to the foregoing limitation on the incurrence of Debt, the Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, pledge, encumbrance or security interest of any kind upon any of the property of the Operating Partnership or any Subsidiary ("Secured Debt"), whether owned at the date of the Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 55% of the sum of (i) the Operating Partnership's Adjusted Total Assets as of the end of the fiscal quarter prior to the incurrence of such additional Secured Debt and (ii) any increase in Adjusted Total Assets from the end of such quarter including, without limitation, any pro forma increase from the application of the proceeds of such additional Secured Debt.

           In addition to the foregoing limitations on the incurrence of Debt, the Operating Partnership will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Annualized EBITDA After Minority Interest to Interest Expense (in each case as defined below) for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.75 to 1 on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that
(i) such Debt and any other Debt incurred since the first day of such four-quarter period had been incurred, and the proceeds therefrom had been applied (to whatever purposes such proceeds had been applied as of the date of calculation of such ratio), at the beginning of such period, (ii) any other Debt that has been repaid or retired since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period),
(iii) any income earned as a result of any assets having been placed in service since the end of such four-quarter period had been earned, on an annualized basis, during such period, and
(iv) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

           For purposes of the foregoing provisions regarding the limitation on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Operating Partnership, its Subsidiaries and by any unconsolidated joint venture, whenever the Operating Partnership, any Subsidiary, or any unconsolidated joint venture, as the case may be, shall create, assume, guarantee or otherwise become liable in respect thereof.

          (b) Maintenance of Unencumbered Assets. The Operating Partnership is required to maintain Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt (as defined below) of the Operating Partnership.

          SECTION 2.02  Definitions.  As used herein:

          "Adjusted Total Assets" as of any date means the sum of
(i) the amount determined by multiplying the sum of the shares of common stock of the Company (as defined below) issued in the initial public offering of the Company (the "IPO") and the units of the Operating Partnership not held by the Company outstanding on the date of the IPO, by $22.25 (the "IPO Price"), (ii) the principal amount of the outstanding consolidated debt of the Company on the date of the IPO, less any portion applicable to minority interests, (iii) the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures on the date of the IPO, (iv) the purchase price or cost of any real estate assets acquired (including the value, at the time of such acquisition, of any units of the Operating Partnership or shares of common stock of the Company issued in connection therewith) or developed after the IPO by the Operating Partnership or any Subsidiary, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of the purchase price or cost of any real estate assets acquired or developed after the IPO by any unconsolidated joint venture, (v) the value of the Merger compiled as the sum of (a) the purchase price including all related closing costs and (b) the value of all outstanding indebtedness less any portion attributable to minority interests, including the Operating Partnership's allocable portion, based on its ownership interest, of outstanding indebtedness of unconsolidated joint ventures at the Merger date, and (vi) working capital of the Operating Partnership; subject, however, to reduction by the amount of the proceeds of any real estate assets disposed of after the IPO by the Operating Partnership or any Subsidiary, less any portion applicable to minority interests, and by the Operating Partnership's allocable portion, based on its ownership interest, of the proceeds of any real estate assets disposed of after the IPO by unconsolidated joint ventures.

           "Annualized EBITDA" means earnings before interest, taxes, depreciation and amortization for all properties with other adjustments as are necessary to exclude the effect of items classified as extraordinary items in accordance with generally accepted accounting principles, adjusted to reflect the assumption that (i) any income earned as a result of any assets having been placed in service since the end of such period had been earned, on an annualized basis, during such period, and (ii) in the case of any acquisition or disposition by the Operating Partnership, any Subsidiary or any unconsolidated joint venture in which the Operating Partnership or any Subsidiary owns an interest, of any assets since the first day of such period, such acquisition or disposition and any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition.

           "Annualized  EBITDA  After  Minority  Interest"  means
Annualized EBITDA after distributions to third party joint venture partners.

          "Company" means Simon DeBartolo Group, Inc., a Maryland corporation and a general partner of the Operating Partnership and the sole general partner of the Guarantor.

            "Debt" means any indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis, less any portion attributable to minority interests, plus the Operating Partnership's allocable portion, based on its ownership interest, of indebtedness of unconsolidated joint ventures, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, as determined in accordance with generally accepted accounting principles, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Operating Partnership or any Subsidiary directly, or indirectly through unconsolidated joint ventures, as determined in accordance with generally accepted accounting principles, (iii) reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance  deferred  and  unpaid  of  the  purchase  price  of  any property, except any such balance that constitutes an accrued expense or trade payable and (iv) any lease of property by the Operating Partnership or any Subsidiary as lessee which is reflected in the Operating Partnership's consolidated balance sheet as a capitalized lease or any lease of property by an unconsolidated joint venture as lessee which is reflected in such joint venture's balance sheet as a capitalized lease, in each case, in accordance with generally accepted accounting principles; provided, that Debt also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise, items of indebtedness of another Person (other than the Operating Partnership or any Subsidiary) described in clauses (i) through (iv) above (or, in the case of any such obligation made jointly with another Person, the Operating Partnership's or Subsidiary's allocable portion of such obligation based on its ownership interest in the related real estate assets).

            "Fixed Charges and Preferred Unit Distributions" consist of interest costs, whether expensed or capitalized, the interest component of rental expense and amortization of debt issuance costs, including the Operating Partnership's pro rata share based on its ownership interest of joint venture interest costs, whether expensed or capitalized, and the interest components of rental expense and amortization of debt issuance costs, plus any distributions on outstanding preferred units.

          "Interest Expense" includes the Operating Partnership's pro rata share of joint venture interest expense and is reduced by amortization of debt issuance costs.

            "Unencumbered   Annualized  EBITDA   After   Minority
Interest" means Annualized EBITDA After Minority Interest less any portion thereof attributable to assets serving as collateral for Secured Debt (as defined above).

           "Unencumbered Assets" as of any date shall be equal to Adjusted Total Assets as of such date multiplied by a fraction, the numerator of which is Unencumbered Annualized EBITDA After Minority Interest and the denominator of which is Annualized EBITDA After Minority Interest.

          "Unsecured Debt" means Debt which is not secured by any mortgage, lien, pledge, encumbrance or security interest of any kind.



                          ARTICLE THREE

                             Trustee

           SECTION 3.01 Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or the due execution thereof by the Issuer or the Guarantor. The
recitals  of  fact  contained  herein  shall  be  taken  as   the
statements solely of the Issuer and the Guarantor, and the Trustee assumes no responsibility for the correctness thereof.


                          ARTICLE FOUR

                    Miscellaneous Provisions

           SECTION 4.01 Ratification of Original Indenture. This Fifth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fifth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

           SECTION  4.02   Effect of Headings.  The  Article  and
Section headings herein are for convenience only and shall not affect the construction hereof.

           SECTION  4.03   Successors and Assigns.  All covenants
and agreements in this Fifth Supplemental Indenture by the Issuer and Guarantor shall bind their successors and assigns, whether so expressed or not.

          SECTION 4.04 Separability Clause. In case any one or more of the provisions contained in this Fifth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           SECTION 4.05 Governing Law. This Fifth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Fifth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Fifth Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

           SECTION 4.06 Counterparts. This Fifth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                             * * * *
          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.


                              SIMON DEBARTOLO GROUP, L.P.

                              By: SD Property Group, Inc.,
                                   its managing general partner

                                   By:  _________________________
                                        Name:
                                        Title:
Attest:

______________________________
Name:
Title:


                              SIMON PROPERTY GROUP, L.P.

                              By: Simon DeBartolo Group, Inc.,
                                   its sole general partner

                                   By:  _________________________
                                        Name:
                                        Title:
Attest:

______________________________
Name:
Title:

                              THE CHASE MANHATTAN BANK
                                as Trustee

                              By:  ______________________________
                                   Name:
                                   Title:
Attest:

______________________________
Name:
Title:

                                                        Exhibit A


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                          REGISTERED
NO. [__________]                                    PRINCIPAL AMOUNT
CUSIP NO. __________                                $150,000,000

                         GLOBAL SECURITY
                   SIMON DEBARTOLO GROUP, L.P.

                6 7/8% Note due October 27, 2005


            Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 150,000,000 Dollars on October 27, 2005 (the "Maturity Date"), and to pay interest thereon from October 27, 1997, semi-annually in arrears on October 15 and April 15 of each year (each, an "Interest Payment Date"), commencing on April 15, 1998, and on the Maturity Date, at the rate of 6 7/8% per annum, until payment of said principal sum has been made or duly provided for.

           The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

          The principal of each Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

           Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including October 27, 1997, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

           Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

           Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

           This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

            IN  WITNESS  WHEREOF,  the  Issuer  has  caused  this
instrument  to  be  signed  manually  or  by  facsimile  by   its
authorized officers.


Dated:



                              SIMON DEBARTOLO GROUP, L.P.
                                   as Issuer

                              By:  SD PROPERTY GROUP, INC.
                                   as Managing General Partner


                              By:  ______________________________
                                   Name:
                                   Title:

Attest:

______________________________
Name:
Title:

             TRUSTEE'S CERTIFICATE OF AUTHENTICATION


           This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                              THE CHASE MANHATTAN BANK
                                   as Trustee


                              By:  ______________________________
                                   Authorized Officer

                        [REVERSE OF NOTE]

                   SIMON DEBARTOLO GROUP, L.P.

                6 7/8 % Note due October 27, 2005


          This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and the Guarantor to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this
Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Fifth Supplemental Indenture, dated October 27, 1997, among the Issuer, the Guarantor and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer, the Guarantor and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This security is one of a series designated as the Simon DeBartolo Group, L.P. 6 7/8% Notes due October 27, 2005, limited in aggregate principal amount to $150,000,000 (the "Notes").

           In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

           The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

            The Indenture contains provisions permitting the Issuer, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or
(ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Defaults, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

           No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantor, as the case may be, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

          Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

           This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

           Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

            The Issuer, the Guarantor, the Trustee and any authorized agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Guarantor nor the Trustee nor any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

           This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

           Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this Note.
       FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE

                            GUARANTEE

           The undersigned, as Guarantor (the "Guarantor") under the Indenture, dated as of November 26, 1996, duly executed and delivered by Simon DeBartolo Group, L.P. (the "Issuer") and the Guarantor, to The Chase Manhattan Bank, as Trustee (as the same may be amended or supplemented from time to time, the "Indenture"), and referred to in the Security upon which this notation is endorsed (the "Security") (i) has unconditionally guaranteed as a primary obligor and not a surety (the "Guarantee") (a) the payment of principal of, premium, if any, interest on (including post-petition interest in any proceeding under any federal or state law or regulation relating to any
Bankruptcy Law whether or not an allowed claim in such proceeding), and any other amounts payable with respect to the
Security, and (b) all other monetary obligations payable by the Issuer under the Indenture and the Security; when and as the same shall become due and payable, whether at Maturity, on redemption, by declaration of acceleration or otherwise (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), in accordance with the terms of the Security and the Indenture and (ii) has agreed to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under Article 17 of the Indenture.

           The obligations of the Guarantor to the Holders of the Security pursuant to this Guarantee and the Indenture are expressly set forth in Article 17 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

          This is a continuing Guarantee and shall remain in full force and effect until the termination thereof under Section 1706 or until the principal of and interest on the Security and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of, or interest on, the Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, the Guarantor's obligations hereunder and under the Guarantee with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and
Article 17 of the Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

            Pursuant to Section 1706 of the Indenture, the obligations of the Guarantor under the Indenture shall terminate at such time the Guarantor merges or consolidates with the Issuer or at such other time as the Issuer acquires all of the assets and partnership interests of the Guarantor in accordance with the Indenture.

          Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Security, including, without limitation, the principal of, premium, if any, or interest payable under the Security, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Guarantor, whether limited or general, including Simon DeBartolo Group, Inc. (the "Company"), or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Guarantee and the Indenture or under any other document with respect to the Guaranteed Obligations against such parties with respect to such amounts, obligations or claims shall be against the Guarantor.

           This Guarantee shall not be valid or become obligatory
for   any  purpose  with  respect  to  the  Security  until   the
certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

            THE  TERMS  OF  ARTICLE  17  OF  THE  INDENTURE   ARE
INCORPORATED HEREIN BY REFERENCE.

           Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.


                              SIMON PROPERTY GROUP, L.P.
                                   as Guarantor

                              By:  Simon DeBartolo Group, Inc.,
                                   its sole general partner


                              By:  ______________________________
                                   Name:
                                   Title:

                                                       Exhibit 4.2
DRAFT
                                                         10/23/97

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                      REGISTERED
NO. __________                                  PRINCIPAL AMOUNT
CUSIP NO. 828783 AF 7                           $150,000,000
          -----------                           ------------

                         GLOBAL SECURITY
                   SIMON DEBARTOLO GROUP, L.P.

                6 7/8% Note due October 27, 2005


            Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of 150,000,000 Dollars on October 27, 2005 (the "Maturity Date"), and to pay interest thereon from October 27, 1997, semi-annually in arrears on October 15 and April 15 of each year (each, an "Interest Payment Date"), commencing on April 15, 1998, and on the Maturity Date, at the rate of 6 7/8% per annum, until payment of said principal sum has been made or duly provided for.

           The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered in the Security Register applicable to the Note at the close of business on the "Record Date" for such payment, which will be 15 calendar days prior to such payment date or the Maturity Date, as the case may be, regardless of whether such day is a Business Day (as defined below). Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not less than 10 calendar days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 calendar days preceding such subsequent record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture (as defined below). Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

          The principal of each Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange, and where notices to or demands upon the Issuer or the Guarantor in respect of the Notes or the Indenture referred to on the reverse hereof may be served.

           Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including October 27, 1997, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any date for the payment of principal, premium, if any, interest on, or any other amount with respect to, this Note (each a "Payment Date") falls on a day that is not a Business Day, the principal, premium, if any, or interest payable with respect to such Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest shall accrue on the amount so payable for the period from and after such Payment Date to such next succeeding Business Day. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

           Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

           Reference is made to the further provisions of this Note set forth on the reverse hereof after the Trustee's Certificate of Authentication. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

           This Note shall not be entitled to the benefits of the Indenture or be valid or obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under such Indenture.

            IN  WITNESS  WHEREOF,  the  Issuer  has  caused  this
instrument  to  be  signed  manually  or  by  facsimile  by   its
authorized officers.


Dated:



                              SIMON DEBARTOLO GROUP, L.P.
                                   as Issuer

                              By:  SD PROPERTY GROUP, INC.
                                   as Managing General Partner


                              By:  ______________________________
                                   Name:
                                   Title:

Attest:

______________________________
Name:
Title:

             TRUSTEE'S CERTIFICATE OF AUTHENTICATION


           This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                              THE CHASE MANHATTAN BANK
                                   as Trustee


                              By:  ______________________________
                                   Authorized Officer

                        [REVERSE OF NOTE]

                   SIMON DEBARTOLO GROUP, L.P.

                6 7/8% Note due October 27, 2005


          This security is one of a duly authorized issue of debt securities of the Issuer (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an Indenture dated as of November 26, 1996 (herein called the "Indenture"), duly executed and delivered by the Issuer and the Guarantor to The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this
Note is a part), to which Indenture and all indentures supplemental thereto relating to this Note (including, without limitation, the Fifth Supplemental Indenture, dated October 27, 1997, among the Issuer, the Guarantor and the Trustee) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer, the Guarantor and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This security is one of a series designated as the Simon DeBartolo Group, L.P. 6 7/8% Notes due October 27, 2005, limited in aggregate principal amount to $150,000,000 (the "Notes").

           In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal amount of the Notes and the Make-Whole Amount may be declared accelerated and thereupon become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

           The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make- Whole Amount, if any, with respect to such Notes. Notice of any optional redemption will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Notes to be redeemed.

            The Indenture contains provisions permitting the Issuer, the Guarantor and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security so affected, (i) change the Stated Maturity of the principal of, or premium, (if any) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon the redemption or acceleration thereof, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or
(ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture, or (iv) effect certain other changes to the Indenture or any supplemental indenture or in the rights of Holders of the Securities. The Indenture also permits the Holders of a majority in principal amount of the Outstanding Securities of any series (or, in the case of certain defaults or Events of Defaults, all series of Securities), on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults or Events of Default under the Indenture and their consequences, prior to any declaration accelerating the maturity of such Securities, or subject to certain conditions, rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

           No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer or the Guarantor, as the case may be, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

          Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Securities, including, without limitation, the principal of, premium, if any, or interest payable under the Securities, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Issuer, whether limited or general, including SD Property Group, Inc., or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Securities and the Indenture or under any other document with respect to the Securities, against such parties with respect to such amounts, obligations or claims shall be against the Issuer.

           This Note is issuable only in registered form without Coupons in denominations of $1,000 and integral multiples thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charge imposed in connection therewith.

           Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge, except for any tax or other governmental charge imposed in connection therewith.

            The Issuer, the Guarantor, the Trustee and any authorized agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal and any premium hereof or hereon, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Guarantor nor the Trustee nor any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

           This Note, including the validity hereof, and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise by required by mandatory provisions of law.

           Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this Note.

                            GUARANTEE

           The undersigned, as Guarantor (the "Guarantor") under the Indenture, dated as of November 26, 1996, duly executed and delivered by Simon DeBartolo Group, L.P. (the "Issuer") and the Guarantor, to The Chase Manhattan Bank, as Trustee (as the same may be amended or supplemented from time to time, the "Indenture"), and referred to in the Security upon which this notation is endorsed (the "Security") (i) has unconditionally guaranteed as a primary obligor and not a surety (the "Guarantee") (a) the payment of principal of, premium, if any, interest on (including post-petition interest in any proceeding under any federal or state law or regulation relating to any
Bankruptcy Law whether or not an allowed claim in such proceeding), and any other amounts payable with respect to the
Security, and (b) all other monetary obligations payable by the Issuer under the Indenture and the Security; when and as the same shall become due and payable, whether at Maturity, on redemption, by declaration of acceleration or otherwise (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), in accordance with the terms of the Security and the Indenture and (ii) has agreed to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under Article 17 of the Indenture.

           The obligations of the Guarantor to the Holders of the Security pursuant to this Guarantee and the Indenture are expressly set forth in Article 17 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

          This is a continuing Guarantee and shall remain in full force and effect until the termination thereof under Section 1706 or until the principal of and interest on the Security and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of, or interest on, the Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, the Guarantor's obligations hereunder and under the Guarantee with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and
Article 17 of the Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

            Pursuant to Section 1706 of the Indenture, the obligations of the Guarantor under the Indenture shall terminate at such time the Guarantor merges or consolidates with the Issuer or at such other time as the Issuer acquires all of the assets and partnership interests of the Guarantor in accordance with the Indenture.

          Notwithstanding any other provision of the Indenture to the contrary, no recourse shall be had, whether by levy or execution or otherwise, for the payment of any sums due under the Security, including, without limitation, the principal of, premium, if any, or interest payable under the Security, or for the payment or performance of any obligation under, or for any claim based on, the Indenture or otherwise in respect thereof, against any partner of the Guarantor, whether limited or general, including Simon DeBartolo Group, Inc. (the "Company"), or such partner's assets or against any principal, shareholder, officer, director, trustee or employee of such partner. It is expressly understood that the sole remedies under the Guarantee and the Indenture or under any other document with respect to the Guaranteed Obligations against such parties with respect to such amounts, obligations or claims shall be against the Guarantor.

           This Guarantee shall not be valid or become obligatory
for   any  purpose  with  respect  to  the  Security  until   the
certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

            THE  TERMS  OF  ARTICLE  17  OF  THE  INDENTURE   ARE
INCORPORATED HEREIN BY REFERENCE.

           Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.


                              SIMON PROPERTY GROUP, L.P.
                                   as Guarantor

                              By:  Simon DeBartolo Group, Inc.,
                                   its sole general partner


                              By:  ______________________________
                                   Name:
                                   Title:

                                                        EXHIBIT 5

October 22, 1997



Simon DeBartolo Group, L.P.
Simon Property Group, L.P
115 West Washington Street
Indianapolis, Indiana 46204

Ladies and Gentlemen:

      We have acted as counsel for Simon DeBartolo Group, L.P., a Delaware limited partnership (the "Issuer"), and Simon Property Group, L.P., a Delaware limited partnership (the "Guarantor"), in connection with the issuance and sale by the Issuer of $150,000,000 aggregate principal amount of its 6-7/8% Notes due October 27, 2005 (the "Notes") including the preparation and/or review of:

          (a) The joint Registration Statement on Form S-3, Registration No. 333-33545-01, of the Issuer and the
     Guarantor (the "Registration Statement"), and the Prospectus constituting a part thereof, dated October 15, 1997, relating to the issuance from time to time of up to $1 billion aggregate principal amount of debt securities of the Issuer and the guarantee of the debt securities by the Guarantor (the "Guarantee") pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the "1933 Act");

           (b) The Prospectus Supplement, dated October 22, 1997, to the above-mentioned Prospectus relating to the Notes and filed with the Securities and Exchange
     Commission (the "Commission") pursuant to Rule 424 promulgated under the 1933 Act (the "Prospectus Supplement");

           (c) The Indenture, dated as of November 26, 1996 (the "Indenture"), among the Issuer, the Guarantor and The Chase Manhattan Bank, as trustee (the "Trustee"); and
           (d) The form of the Fifth Supplemental Indenture with respect to the Notes to be entered into among the Issuer, the Guarantor and the Trustee (the "Supplemental Indenture").

           For purposes of this opinion letter, we have examined originals or copies, identified to our satisfaction, of such documents, corporate records, instruments and other relevant materials as we deemed advisable and have made such examination of statutes and decisions and reviewed such questions of law as we have considered necessary or appropriate. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies and the authenticity of the originals of such copies. As to facts material to this opinion letter, we have relied upon certificates, statements or representations of public officials, of officers and representatives of the Issuer, the Guarantor and of others, without any independent verification thereof.

          On the basis of and subject to the foregoing, we are of the opinion that:

          1. The Supplemental Indenture, when duly executed and delivered by the parties thereto, will represent a valid and binding obligation of each of the Issuer and the Guarantor enforceable against the Issuer and the Guarantor in accordance with its terms, except as such enforceability may be subject to
(a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) the enforceability of forum selection clauses in the federal courts.

           2. When issued, authenticated and delivered pursuant to the Supplemental Indenture, each series of the Notes will represent valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally,
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) the enforceability of forum selection clauses in the federal courts.

          3. The Guarantee, when duly executed and delivered by the Guarantor pursuant to the Supplemental Indenture, and when the Notes being guaranteed have been duly issued, authenticated and delivered pursuant to the Supplemental Indenture, will represent a valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally,
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) the enforceability of forum selection clauses in the federal courts and (d) any provision in the Guarantee purporting to preserve and maintain the liability of any party thereto despite the fact that the guaranteed debt is unenforceable due to illegality.

           We express no opinion as to the enforceability of any provisions contained in the Supplemental Indenture, the Notes or the Guarantee that constitute waivers which are prohibited by law prior to default.


           We consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us under the heading "Legal Matters" in the Prospectus Supplement. In giving such consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules or regulations of the Commission thereunder.

                              Yours very truly,

                              /s/ BAKER & DANIELS